Exhibit 21.1

LIST OF SUBSIDIARIES

1.	AccessPas, Inc. , a corporation organized under the laws of Delaware.

2.	Europe*Star Gesellschaft fuer Satellitenkommunikation GmbH, a company organized under the laws of Germany.

3.	Horizons Satellite Holdings LLC, a limited liability company organized under the laws of Delaware.

4.	Horizons-1 Satellite LLC, a limited liability company organized under the laws of Delaware.

5.	Horizons-2 Satellite LLC, a limited liability company organized under the laws of Delaware.

6.	Intelsat (Gibraltar) Limited, a company organized under the laws of Gibraltar.

7.	Intelsat (Luxembourg) Finance Company S.a.r.l., a company organized under the laws of Luxembourg.

8.	Intelsat (Luxembourg), S.A., a company organized under the laws of Luxembourg.

9.	Intelsat Africa (Pty.) Ltd., a company organized under the laws of South Africa.

10.	Intelsat Asia (Hong Kong) Limited, a company organized under the laws of Hong Kong.

11.	Intelsat Asia Carrier Services, Inc., a corporation organized under the laws of Delaware.

12.	Intelsat Asia Pty. Ltd., a company organized under the laws of Australia.

13.	Intelsat Australia Pty. Ltd., a company organized under the laws of Australia.

14.	Intelsat Brasil Ltda., a company organized under the laws of Brazil.

15.	Intelsat Brasil Servicos de Telecomunicacoes Ltda., a company organized under the laws of Brazil.

16.	Intelsat China (Hong Kong) Limited, a company organized under the laws of Hong Kong.

17.	Intelsat Clearinghouse Corporation, a corporation organized under the laws of Delaware.

18.	Intelsat Corporation, a corporation organized under the laws of Delaware.

19.	Intelsat de Colombia S.A., a company organized under the laws of Colombia.

20.	Intelsat France SAS, a company organized under the laws of France.

21.	Intelsat General Corporation, a corporation organized under the laws of Delaware.

22.	Intelsat Germany GmbH, a company organized under the laws of Germany.

23.	Intelsat Global Sales & Marketing Ltd., a company organized under the laws of England and Wales.

24.	Intelsat Global Service Corporation, a corporation organized under the laws of Delaware.

25.	Intelsat Holding Corporation, a corporation organized under the laws of Delaware.

26.	Intelsat Holdings LLC , a limited liability company organized under the laws of Delaware.

27.	Intelsat India Private Limited, a company organized under the laws of India.

28.	Intelsat Intermediate Holding Company S.A., a company organized under the laws of Luxembourg.

29.	Intelsat International Employment, Inc., a corporation organized under the laws of Delaware.

30.	Intelsat International Systems, LLC, a limited liability company organized under the laws of Delaware.

31.	Intelsat Jackson Holdings S.A., a company organized under the laws of Luxembourg.

32.	Intelsat Kommunikations GmbH, a company organized under the laws of Germany.

33.	Intelsat LLC, a limited liability company organized under the laws of Delaware.

34.	Intelsat Management LLC, a limited liability company organized under the laws of Delaware.

35.	Intelsat Marketing India Private Limited, a company organized under the laws of India.

36.	Intelsat MTC LLC, a limited liability company organized under the laws of Delaware.

37.	Intelsat New Dawn (Gibraltar) Limited, a company organized under the laws of Gibraltar.

38.	Intelsat New Dawn Company, Ltd. a company organized under the laws of Bermuda.

39.	Intelsat North America LLC, a limited liability company organized under the laws of Delaware.

40.	Intelsat Poland Sp. z.o.o. , a company organized under the laws of Poland.

41.	Intelsat Satellite Galaxy 17, Inc., a corporation organized under the laws of Delaware.

42.	Intelsat Satellite Galaxy 18, Inc., a corporation organized under the laws of Delaware.

43.	Intelsat Satellite IS 11, Inc., a corporation organized under the laws of Delaware.

44.	Intelsat Satellite IS 14, Inc., a corporation organized under the laws of Delaware.

45.	Intelsat Service and Equipment Corporation, a corporation organized under the laws of Delaware.

46.	Intelsat Singapore Pte. Ltd., a company organized under the laws of Singapore.

47.	Intelsat Subsidiary (Gibraltar) Limited, a company organized under the laws of Gibraltar.

48.	Intelsat Subsidiary Holding Company S.A., a company organized under the laws of Luxembourg.

49.	Intelsat UK Financial Services, Ltd., a company organized under the laws of England and Wales.

50.	Intelsat USA License Corporation, a corporation organized under the laws of Delaware.

51.	Intelsat USA Sales Corporation, a corporation organized under the laws of Delaware.

52.	Mountainside Teleport Corporation, a corporation organized under the laws of Delaware.

53.	New Dawn Distribution Company Ltd, a company organized under the laws of Mauritius.

54.	New Dawn Satellite Company Ltd, a company organized under the laws of Mauritius.

55.	PanAmSat Africa (Proprietary) Ltd., a company organized under the laws of South Africa.

56.	PanAmSat Capital Corporation, a corporation organized under the laws of Delaware.

57.	PanAmSat Communications Carrier Services, Inc., a corporation organized under the laws of California.

58.	PanAmSat Communications Japan, Inc., a corporation organized under the laws of California.

59.	PanAmSat Communications Services, Inc., a corporation organized under the laws of California.

60.	PanAmSat do Brasil Ltda., a company organized under the laws of Brazil.

61.	PanAmSat Europe Corporation, a corporation organized under the laws of Delaware.

62.	PanAmSat Europe Limited, a company organized under the laws of the United Kingdom.

63.	PanAmSat FSC, Incorporated, a corporation organized under the laws of Barbados.

64.	PanAmSat H-2 Licensee Corp., a corporation organized under the laws of Delaware.

65.	PanAmSat India Marketing, L.L.C., a limited liability company organized under the laws of Delaware.

66.	PanAmSat India, Inc., a corporation organized under the laws of Delaware.

67.	PanAmSat International Holdings LLC, a limited liability company organized under the laws of Delaware.

68.	PanAmSat International Sales, Inc., a corporation organized under the laws of Delaware.

69.	PanAmSat International Systems Limited, a company organized under the laws of the Cayman Islands.

70.	PanAmSat International Systems Marketing, LLC, a limited liability company organized under the laws of Delaware.

71.	PanAmSat Korea Limited, a company organized under the laws of South Korea.

72.	PanAmSat Licensee Corp., a corporation organized under the laws of Delaware.

73.	PanAmSat Limited Liab. Co., a company organized under the laws of Switzerland.

74.	PanAmSat Satellite Europe Limited, a company organized under the laws of the United Kingdom.

75.	PanAmSat Satellite Galaxy 10R, Inc., a corporation organized under the laws of Delaware.

76.	PanAmSat Satellite Galaxy 11, Inc., a corporation organized under the laws of Delaware.

77.	PanAmSat Satellite Galaxy 12, Inc., a corporation organized under the laws of Delaware.

78.	PanAmSat Satellite Galaxy 13, Inc., a corporation organized under the laws of Delaware.

79.	PanAmSat Satellite Galaxy 14, Inc., a corporation organized under the laws of Delaware.

80.	PanAmSat Satellite Galaxy 15, Inc., a corporation organized under the laws of Delaware.

81.	PanAmSat Satellite Galaxy 16, Inc., a corporation organized under the laws of Delaware.

82.	PanAmSat Satellite Galaxy 1R, Inc., a corporation organized under the laws of Delaware.

83.	PanAmSat Satellite Galaxy 3C, Inc., a corporation organized under the laws of Delaware.

84.	PanAmSat Satellite Galaxy 3R, Inc., a corporation organized under the laws of Delaware.

85.	PanAmSat Satellite Galaxy 4R, Inc., a corporation organized under the laws of Delaware.

86.	PanAmSat Satellite Galaxy 5, Inc., a corporation organized under the laws of Delaware.

87.	PanAmSat Satellite Galaxy 9, Inc., a corporation organized under the laws of Delaware.

88.	PanAmSat Satellite HGS 3, Inc., a corporation organized under the laws of Delaware.

89.	PanAmSat Satellite HGS 5, Inc., a corporation organized under the laws of Delaware.

90.	PanAmSat Satellite Leasat F5, Inc., a corporation organized under the laws of Delaware.

91.	PanAmSat Satellite PAS 10, Inc., a corporation organized under the laws of Delaware.

92.	PanAmSat Satellite PAS 1R, Inc., a corporation organized under the laws of Delaware.

93.	PanAmSat Satellite PAS 2, Inc., a corporation organized under the laws of Delaware.

94.	PanAmSat Satellite PAS 3, Inc., a corporation organized under the laws of Delaware.

95.	PanAmSat Satellite PAS 4, Inc., a corporation organized under the laws of Delaware.

96.	PanAmSat Satellite PAS 5, Inc., a corporation organized under the laws of Delaware.

97.	PanAmSat Satellite PAS 6B, Inc., a corporation organized under the laws of Delaware.

98.	PanAmSat Satellite PAS 7, Inc., a corporation organized under the laws of Delaware.

99.	PanAmSat Satellite PAS 8, Inc., a corporation organized under the laws of Delaware.

100.	PanAmSat Satellite PAS 9, Inc., a corporation organized under the laws of Delaware.

101.	PanAmSat Satellite SBS 6, Inc., a corporation organized under the laws of Delaware.

102.	PanAmSat Services, Inc., a corporation organized under the laws of Delaware.

103.	PanAmSat Sistemas de Comunição DTH do Brasil Ltda., a company organized under the laws of Brazil.

104.	PAS International LLC, a limited liability company organized under the laws of Delaware.

105.	Southern Satellite Corp., a corporation organized under the laws of Connecticut.

106.	Southern Satellite Licensee Corporation, a corporation organized under the laws of Delaware.

107.	USHI, LLC, a limited liability company organized under the laws of Delaware.